UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     June 6, 2005
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                                 MediaBay, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

                   1-13469                               65-0429858
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           (Commission File Number)          (IRS Employer Identification No.)


  2 Ridgedale Avenue, Cedar Knolls, New Jersey              07927
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    (Address of Principal Executive Offices)             (Zip Code)

                                 (973) 539-9528
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 6, 2005, MediaBay, Inc. ("MediaBay") entered into an employment agreement with Jeffrey A. Dittus, which agreement became effective on June 6, 2005, for Mr. Dittus to be employed as Chief Executive Officer of MediaBay. The employment agreement has a term ending June 6, 2008 and provides for an annual base salary of $280,000. Upon termination of Mr. Dittus without Cause (as defined in the employment agreement) or upon Mr. Dittus' termination of his employment for Good Reason (as defined in the employment agreement), in addition to paying Mr. Dittus through the date of termination and, otherwise complying with the employment agreement, MediaBay shall pay to Mr. Dittus severance compensation equal to twelve (12) months of Mr. Dittus' base salary as of the date of termination, a pro rata portion of any bonus earned through the date of termination, and any options to purchase common stock of MediaBay then held by Mr. Dittus shall, as of the date of such termination, be deemed to be fully vested for all purposes.

         On June 6, 2005, MediaBay entered into an employment agreement with Joseph R. Rosetti, which agreement became effective on June 6, 2005, for Mr. Rosetti to be employed as Chairman of MediaBay, and ends on June 6, 2006 with automatic successive one year extensions. The employment agreement provides for an annual base compensation of $120,000. Upon termination of Mr. Rosetti without Cause, MediaBay shall pay to Mr. Rosetti, in accordance with the terms of the employment agreement, a severance payment equal to his base compensation, payable in bi-monthly installments. If the term or any successive extension is not extended as a result of Mr. Rosetti providing notice of such non-renewal in accordance with the agreement, Mr. Rosetti shall receive a severance payment equal to 50% of his base compensation, payable in bi-monthly installments.

         On June 6, 2005, MediaBay entered into an employment agreement with Robert Toro, which agreement became effective on June 6, 2005, for Mr. Toro to be employed as Senior Vice President and Chief Financial Officer of MediaBay, and ends on June 6, 2006 with automatic successive one-year extensions, unless Mr. Toro is given 90 days written notice of non-renewal. The employment agreement provides for an annual base compensation of $205,000. In addition, Mr. Toro will receive stock options to acquire an additional 100,000 shares of common stock in MediaBay pursuant to MediaBay's 2004 Stock Incentive Plan. The options granted to Mr. Toro shall (i) vest immediately, (ii) be exercisable at a price of $0.59 per share (the closing price of MediaBay's common stock on the date of the grant), (iii) be immediately exercisable as to 40% of the shares covered thereby and shall become exercisable as to an additional 20% of the shares covered thereby on each of the first, second and third year anniversaries of the date of grant, and (iv) expire ten (10) years from the grant date. Upon Mr. Toro's termination of his employment for Good Reason (as defined in the employment agreement) or in the event that MediaBay has terminated Mr. Toro's employment under this Agreement (i) "without cause" (as defined in the employment agreement), (ii) in the event there is a "Change of Control" (as defined in the employment agreement) and Mr. Toro voluntarily terminates his employment within three (3) months of such Change of Control, or (iii) Mr. Toro's employment is terminated by MediaBay following the expiration of the term of the employment agreement (including MediaBay not offering Mr. Toro at least a one-year employment term at the annual salary then in effect), then Mr. Toro shall be entitled to receive severance pay equal to 100% of his base salary for the greater of (i) the balance of the term or (ii) 6 months; such payment, if any, shall be made to Mr. Toro in equal payments in accordance with MediaBay's regular payroll over the remaining unexpired period of Mr. Toro's employment term or six (6) month period, as the case may be. In addition, upon a Change of Control, all stock options issued to Mr. Toro as of such date (except for those which have expired prior thereto), shall immediately be exercisable (in full) and any unvested options shall immediately vest.

         On June 6, 2005 (the "Effective Date"), the Board of Directors of MediaBay granted an option to purchase 100,000 shares of its common stock pursuant to MediaBay's 2004 Stock Incentive Plan to each of Marshall C. Phelps, Robert B. Montgomery and Carl U.J. Rossetti, each a new director of MediaBay as outlined in Item 5.02 herein, and to Daniel J. Altobelli, a director of MediaBay. Pursuant to the terms of the Non-Qualified Option Agreements relating to the option grants executed by each of the directors aforementioned and MediaBay, each option has an exercise price of $0.59 per share, equal to the closing price of MediaBay's common stock on the date of grant. In addition, each option shall vest and become exercisable as to 50% of the shares of common stock covered thereby commencing on the Effective Date, and the remaining 50% of the shares covered thereby on the first anniversary of the Effective Date, and shall expire on the fifth (5th) anniversary of the Effective Date.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         (b) On June 6, 2005, the following individuals resigned as a director of MediaBay: Stephen Yarvis and Paul Neuwirth.

         (d)(1) On June 6, 2005, the following three individuals were appointed by our Board of Directors to serve on our Board of Directors until their successors are duly elected and qualified:

         MARSHALL C. PHELPS, age 60. Mr. Phelps joined our Board of Directors on June 6, 2005 as a Class I director. In June 2003, Mr. Phelps joined Microsoft Corporation serving as Deputy General Counsel and Corporate Vice President for intellectual property and licensing, where his responsibilities include supervising Microsoft's intellectual property groups, including those responsible for trademarks, trade secrets, patents, licensing, business development, standards and copyrights. From September 2000 to December 2002, Mr. Phelps spent worked for Spencer Trask Intellectual Capital Company LLC, where for two years he served as chairman and chief executive officer. Mr. Phelps holds a bachelor of arts degree from Muskingum College, a master of science degree from Stanford Graduate School of Business and a doctorate from Cornell Law School.

         ROBERT B. MONTGOMERY, age 43. Mr. Montgomery joined our Board of Directors on June 6, 2005 as a Class II director. Since August 2001, Mr. Montgomery has been a Partner at Achilles Partners, LLC, an advisory firm specializing in the media, communications and technology industries. Mr. Montgomery is also currently CEO of Achilles Media Ltd., a Toronto-based event management firm for television and new media industry events. In addition, since August 2000, Mr. Montgomery has served as a director of First Maximilian Associates Ltd. He holds a bachelor of arts degree from the University of Manitoba in Canada.

         CARL U.J. ROSSETTI, age 56. Mr. Rossetti joined our Board of Directors on June 6, 2005 as a Class III director. Since January 2000, Mr. Rossetti has been employed at Time Warner Cable, most recently as Executive Vice President of Corporate Development and President of Time Warner Cable Voice Services. In this position, Mr. Rossetti oversees the digital phone business and is responsible for developing and launching new products, new businesses and new services for Time Warner Cable. He earned his BA in Accounting (1970) and his MBA (1975), both at Chamindale University in Honolulu, Hawaii.


         (3) Messrs. Montgomery and Rossetti have been appointed to serve on the Audit Committee of the Board of Directors, Mr. Montgomery has been appointed to serve on the Compensation Committee of the Board of Directors, and Mr. Phelps has been appointed to serve on the Nominating Committee of the Board of Directors, as its Chairman.


         (4) Not applicable.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

             Exhibit 10.1 Employment Agreement dated June 6, 2005 by and between Jeffrey A. Dittus and MediaBay, Inc.
             Exhibit 10.2 Employment Agreement dated June 6, 2005 by and between Joseph R. Rosetti and MediaBay, Inc.
             Exhibit 10.3 Employment Agreement dated June 6, 2005 by and between Robert Toro and MediaBay, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MediaBay, Inc.
                                     (Registrant)

                                     By: /s/ Robert Toro
                                         ---------------------------------------
                                         Robert Toro
                                         Chief Financial Officer and Senior Vice
                                         President of Finance

Date:  June 10, 2005